================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 27, 1999

                                   ----------

                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



            Delaware                     1-27                   74-1383447
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)



       2000 Westchester Avenue,                                   10650
        White Plains, New York                                  (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

Item 5.  Other Events
---------------------

On April 27, 1999, the Registrant issued an Earnings Press Release entitled "Texaco Reports Results: First Quarter 1999 Earnings Total $199 Million," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibits

         99.1 Press Release issued by Texaco Inc. dated April 27, 1999, entitled "Texaco Reports Results: First Quarter 1999 Earnings Total $199 Million."

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
                                                        ---------------------
                                                              (Registrant)





                                                   By:       R. E. KOCH
                                                        ---------------------
                                                        (Assistant Secretary)





Date:  April 27, 1999